OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
                    Class A Share Certificate (8-1/2" x 11")


I.          FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
            --------------------
            x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                         (upper right corner) [share certificate no.] XX-000000 (upper right box, CLASS A SHARES below cert. no.) (centered below boxes)

                    OPPENHEIMER ROCHESTER NATIONAL MUNICPALS
                         A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT             (at right) SEE REVERSE FOR
                                               CERTAIN DEFINITIONS
                                               (box with number) CUSIP 683940308

(at left)  is the owner of

           (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST

                    OPPENHEIMER ROCHESTER NATIONAL MUNICPALS

            (hereinafter called the "Fund"), transferable only on the books of the Fund By the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

            WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)       Dated:                            (at right of seal)

(signature)                                               (signature)

/s/  Brian W. Wixted                                       /s/ Robert G. Zack
-----------------------                                    -------------------
TREASURER                                                  ASSISTANT SECRETARY

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend

                    OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS
                                      SEAL
                                      1993
                          COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)      Countersigned
                                          OPPENHEIMERFUNDS SERVICES
                                          [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                          Denver (CO.) Transfer Agent

                                          By ____________________________
                                                      Authorized Signature


II.         BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
            -------------------

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                     rights of suvivorship and not
                     as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                   (Cust)                    (Minor)


                             UNDER UGMA/UTMA ___________________
                                                 (State)


Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

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


(Please print or type name and address of assignee)

________________________________________________Class A Shares of beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                     Signed: __________________________

                                             -----------------------------------
                                             (Both must sign if joint owners)


                                             Signature(s)
                                                         _______________________
                                             guaranteed    Name of Guarantor
                                             by:
                                                   _____________________________
                                                           Signature of
                                                           Officer/Title


(text printed          NOTICE: The signature(s) to this assignment must
vertically to right    correspond with the name(s) as written upon the face of
of above paragraph     the certificate in every particular without alteration or
                       enlargement or any change whatever.

(text printed in       Signatures must be guaranteed by a financial
box to left of         institution of the type described in the current
signature(s))          prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle. It is invalid without this "four hands" watermark: logotype



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                    THIS SPACE MUST NOT BE COVERED IN ANY WAY